EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d−1(k)(l) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing, along with all other such undersigned, on behalf of the Reporting Persons (as defined in the joint filing), of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.001, of the Issuer (as defined in the attached Schedule 13D or an amendment to Schedule 13D), and agrees that this agreement be included as an Exhibit to such joint filing.  This agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of this 6th day of September, 2011.

MORGAN STANLEY

By:	/s/ Dennine Bullard
	Name:	Dennine Bullard
	Title:	Authorized Signatory

MS HOLDINGS INCORPORATED

By:	/s/ Harvey Bertram Mogenson
	Name:	Harvey Bertram Mogenson
	Title:	Director/President

MORGAN STANLEY PRIVATE EQUITY ASIA III, INC.

By:	/s/ Alan K. Jones
	Name:	Alan K. Jones
	Title:	President

MORGAN STANLEY PRIVATE EQUITY ASIA III, L.L.C.

By:	Morgan Stanley Private Equity Asia III, Inc., its sole member

By:	/s/ Alan K. Jones
	Name:	Alan K. Jones
	Title:	President

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MORGAN STANLEY PRIVATE EQUITY ASIA III, L.P.

By:	Morgan Stanley Private Equity Asia III, L.L.C., its general partner

By:	Morgan Stanley Private Equity Asia III, Inc., its sole member

By:	/s/ Alan K. Jones
	Name:	Alan K. Jones
	Title:	President

MORGAN STANLEY PRIVATE EQUITY ASIA EMPLOYEE INVESTORS III, L.P.

By:	Morgan Stanley Private Equity Asia III, L.L.C., its general partner

By:	Morgan Stanley Private Equity Asia III, Inc., its sole member

By:	/s/ Alan K. Jones
	Name:	Alan K. Jones
	Title:	President

MORGAN STANLEY PRIVATE EQUITY ASIA III HOLDINGS (CAYMAN) LTD

By:	/s/ Alan K. Jones
	Name:	Alan K. Jones
	Title:	Sole Director

MSPEA AGRICULTURE HOLDING LIMITED

By:	/s/ Alan K. Jones
	Name:	Alan K. Jones
	Title:	Sole Director

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